UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2022

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 8.01.

Item 8.01	Other Events

On July 28, 2022, CSX Corporation (the “Company”) completed a public offering of $950,000,000 aggregate principal amount of the Company’s 4.100% Notes due 2032 (the “2032 Notes”), $900,000,000 aggregate principal amount of the Company’s 4.500% Notes due 2052 (the “2052 Notes”) and an additional $150,000,000 aggregate principal amount of the Company’s 4.650% Notes due 2068 (the “2068 Notes” and, together with the 2032 Notes and the 2052 Notes, the “Notes”), $350,000,000 aggregate principal amount of which have been issued previously (the “Existing 2068 Notes”). The 2068 Notes are part of the same series as the Existing 2068 Notes for all purposes. The 2068 Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, a Seventh Supplemental Indenture dated as of April 25, 2007 and an Eighth Supplemental Indenture dated as of March 24, 2010 (collectively, the “Original Indenture”) and an Action of Authorized Pricing Officers of the Company dated as of July 21, 2022. The 2032 Notes and the 2052 Notes were issued pursuant to the Original Indenture, as supplemented by a Ninth Supplemental Indenture, dated as of February 12, 2019, a Tenth Supplemental Indenture, dated as of December 10, 2020 and an Eleventh Supplemental Indenture, dated as of July 28, 2022 (together with the Original Indenture, the “Indenture”) and an Action of Authorized Pricing Officers of the Company dated as of July 21, 2022. The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-262788) which became effective February 16, 2022. On July 21, 2022, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(2) under the Securities Act of 1933, its Prospectus, dated February 16, 2022, and Prospectus Supplement, dated July 21, 2022, pertaining to the offering and sale of the Notes.

The foregoing summary is qualified by reference to the Indenture, the Action of Authorized Pricing Officers of the Company and form of global note for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein and in the above-referenced shelf registration statement.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description

4.1	Action of Authorized Pricing Officers of CSX Corporation dated July 21, 2022.

4.2	Form of Notes.

4.3	Eleventh Supplemental Indenture, dated as of July 28, 2022, between the Registrant and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee.

5.1.1	Opinion of Davis Polk & Wardwell LLP.

5.1.2	Opinion of Hunton Andrews Kurth LLP.

23.1.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1.1).

23.1.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: July 28, 2022	By:	/s/ Sean Pelkey
	Name:	Sean Pelkey
	Title:	Executive Vice President and Chief Financial Officer